American
                                    Heritage
                                     Growth
                                   Fund, Inc.
                        --------------------------------

                                     Annual
                                     Report

                                January 31, 2002






















This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.

American Heritage Growth Fund, Inc.
Heiko H. Thieme
Chairman


                                                     1370 Avenue of the Americas
                                                         New York City, NY 10019
                                                         Phone: (212) 397 - 3900
                                                           Fax: (212) 397 - 4036

April 2002

To our valued shareholders

Rarely has the stock market experienced such weakness as seen since the turn of the millennium. As of September 2001, the Standard & Poor's 500-Index had declined more than 35% in 18 months and the over-the-counter market (NASDAQ) had declined about 70% during the same period. Their subsequent recovery of more than 20% still leaves the S&P 500-Index 25% and the Nasdaq-Index almost 65% below their respective peaks, which were experienced during the first quarter of 2000. The only other time that two back-to-back annual declines have occurred in the last 50 years was during the oil embargo in 1973-1974. Although the US economy has shown signs of renewed growth, the selling pressure on the stock market continued during the first quarter of 2002. I still expect better market conditions during the second half of this year, at the latest.

The volatility of the market has increased to such a degree, that holdings without appropriate stops will not yield the desired result. Therefore, a more trading oriented strategy is being used for the time being. Our portfolio selection continues to focus on five traditional growth sectors: technology, telecommunication, pharmaceutical, as well as financial and consumer stocks. Occasionally, we might carry a large cash position in order to weather the storm. Flexibility will be a very important part of our strategy this year.

Given the small size of the Fund, our expense ratio will be significantly above the average of most other mutual funds, even though, for some time the investment advisory fee has been waived. We will continue to strive to reduce costs, whenever possible. To attract more funds, our performance has to be competitive, which will be our challenge.

As you know, I have been a shareholder in the Fund from the very beginning and will continue to be so.

I appreciate your confidence and loyalty


                         /s/Heiko Thieme

================================================================================
                      AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                      Statement of Assets and Liabilities
                              January 31, 2002



                                     ASSETS

Investments in securities, at value
   (Cost $474,645) (Note 1)............$    268,368
Cash ..................................      59,167
Dividends and interest receivable......          64
Receivable for securities sold.........      93,046
                                       ------------

   TOTAL ASSETS........................     420,645
                                       ------------


                                   LIABILITES

Payable for securities purchased.......     103,670
Accrued expenses and other liabilities.      17,130
                                       ------------

   TOTAL LIABILITIES...................     120,800
                                       ------------


                                   NET ASSETS

   Net Assets (equivalent to $0.10 per
     share based on 3,133,912 shares
     of capital stock outstanding) Note 4         $  299,845
                                                   =========

Composition of net assets:
Shares of common stocks................$      3,134
Paid in capital........................   3,291,901
Accumulated net investment loss........    (177,245)
Accumulated net realized loss on
   Investments.........................  (2,611,668)
Net unrealized depreciation on
   Investments.........................    (206,277)
                                       -------------

   NET ASSETS, January 31, 2002........$    299,845
                                        ===========

The accompanying notes are an integral part of these financial statements.

================================================================================
                      AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                     Schedule of Investment in Securities
                                January 31, 2002

                                   Number of
                                    Shares        Value


                        COMMON STOCKS & WARRANTS - 85.52%

BIOTECHNOLOGY - 16.84%
Elan Corp. PLC*+................     1,000       28,090
Sciclone Pharmaceuticals, Inc.*.     2,000        6,000
Senetek PLC Sponsored ADR *^....    15,200       16,416
                                              ---------
                                                 50,506
                                              ---------

COMPUTER AND PERIPHERALS - 20.45%
Hewlett-Packard Co.  ...........       500       11,055
Intel Corp. ....................       500       17,520
Palm Inc........................     3,000       11,220
Sun Micro Systems, Inc.  .......     2,000       21,520
                                              ---------
                                                 61,315

CONSUMER PRODUCTS - 14.27%
GAP, Inc. ......................     1,000       14,400
Group Sense International Ltd. *   360,000       10,155
Staples Inc. ...................     1,000       18,220
                                              ---------
                                                 42,775

ENTERTAINMENT & LEISURE - 3.51%
Disney (Walt) Co. ..............       500       10,530
                                              ---------

FINANCE - 5.98%
American Express Co.............       500       17,925
                                              ---------

HEALTH CARE - 0.00%
FPA Medical *...................     5,000            0
                                              ---------

INTERNET - 2.77%
CMGI, Inc. .....................     5,000        8,300
                                              ---------

The accompanying notes are an integral part of these financial statements.

================================================================================
                      AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                     Schedule of Investment in Securities
                               January 31, 2002
                                 (Continued)



                                   Number of
                                    Shares        Value

RADIO - 4.16%
Sirius Satellite Radio, Inc.*...     2,000       12,460
                                              ---------

RESTAURANTS - 4.53%
McDonalds.......................       500       13,590
                                              ---------

TELECOMMUNICATIONS EQUIPMENT - 13.01%
AT&T Wireless Services, Inc. ...     1,000       11,500
Lucent Technologies.............     2,000       13,040
Nortel Networks Corp............     2,000       14,480
                                              ---------
                                                 39,020
                                              ---------

TOTAL COMMON STOCKS
   (Cost $462,698)..............                256,421
                                              ---------


              SHORT TERM INVESTMENTS- 3.98%

Firstar Treasury Fund
   (Cost $11,947)...............    11,947       11,947
                                              ---------

TOTAL INVESTMENTS
   (Cost $474,645)..............     89.50%     268,368
                                              ---------

OTHER ASSETS LESS
   LIABILITES...................     10.50%      31.477
                                              ---------

TOTAL NET ASSETS..............      100.00%  $  299,845
                                             ==========


*Non-income producing security.

^Foreign security.

+Illiquid security.


The accompanying notes are an integral part of these financial statements.

================================================================================
                      AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                           Statement of Operations
                              January 31, 2002


INVESTMENT INCOME:
Dividends............................            795
Interest.............................          1,262
                                               -----
TOTAL INVESTMENT INCOME..............          2,057
                                               -----

EXPENSES:
Investment advisory fees (Note 2)....          4,404
Transfer agent fees..................         15,894
Printing.............................         14,273
Legal fees...........................         13,260
Other expenses.......................          7,420
Audit fees...........................          7,298
Custodian fees.......................          4,521
Taxes................................            400
                                              ------
TOTAL EXPENSES.......................         67,470
                                              ------
Less: waiver of investment
   Advisory fee (Note 2).............         (4,404)
NET EXPENSES.........................         63,066
                                              ------

Net investment loss..................        (61,009)
                                             --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment
   transactions......................        (48,597)
Net change in unrealized
   depreciation on investments.......       (119,345)
                                            ---------
Net realized and unrealized loss
   on investments....................       (167,942)
                                            ---------
Net decrease in net assets
   resulting from operations.........$      (228,951)
                                            ---------

The accompanying notes are an integral part of these financial statements.

================================================================================
                       AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                       Statement of Changes in Net Assets


                                          Year            Year
                                         ending          ending
                                       January 31      January 31
                                          2002            2001
                                       ----------      ----------
NET INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS:
Net investment loss.............     $  (61,009)     $  (63,794)
Net realized loss from
   investment transactions......        (48,597)       (104,524)
Net change in unrealized depreciation
   on investments...............       (119,345)        158,474
                                        -------         -------
Net decrease in net assets
   resulting from operations....       (228,951)         (9,844)
                                        -------         -------

Distributions to shareholders:
   Net investment income........              0               0
   Net realized gains on investments          0               0

Capital share transactions
   Proceeds from shares sold....          2,100           7,320
   Payment for shares redeemed..        (28,697)       (105,908)
                                         ------         -------
Net decrease from capital
   share transactions...........        (26,597)        (98,588)
                                         ------          ------

Net decrease in net Assets......       (255,548)       (108,432)

NET ASSETS:
Beginning of year...............        555,393         663,825
                                        -------         -------
End of year.....................     $  299,845     $   555,393
                                     ==========     ===========

CAPITAL SHARE ACTIVITY
Shares sold.....................         23,737          45,525
Shares redeemed.................       (341,856)       (673,676)
                                        -------         -------
Net decrease in shares outstanding     (318,119)       (628,151)
Shares outstanding at the
   beginning of the period......      3,452,031       4,080,182
Shares outstanding at the
   end of the period............      3,133,912       3,452,031
                                      =========       =========


The accompanying notes are an integral part of these financial statements.

================================================================================
                       AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                          Notes to Financial Statements
                                January 31, 2002



Note 1. organization and Significant Accounting Policies

Organization
American Heritage Growth Fund, Inc. (the ""Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objective of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

Security valuations
The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales price as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

Federal income taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

As of January 31, 2002, the Fund had available for federal income purposes an unused capital loss carryover of approximately $2,612,000, which expires between 2003 and 2007. If not utilized by then, the loss will be charged against paid in capital.


Distribution to Shareholders
The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and any net realized capital gains, if any, during each fiscal year. Any undistributed amounts for any fiscal year will be paid out of the subsequent year's distributions.

Option writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

Repurchase Agreements
The Fund may enter into a repurchase agreement as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell at a higher price. A repurchase agreement, therefore, involves a loan by the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

================================================================================
                       AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                          Notes to Financial Statements
                                January 31, 2002
                                  (Continued)

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used in determining gains and losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.


Note 2. Investment Advisory agreement and other transactions

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives an annual fee of 1.25% of the Fund's average net asset value, computed daily, and payable monthly. However, for the year ending January 31, 2002, AHMC agreed to waive its investment advisory fees which amounted to $4,404.

Heiko H. Thieme, the Fund's Chairman of the Board of Directors and Chief Executive Officer, is also the Chairman of the Board of Directors, Chief
Executive Officer, and Secretary of AHMC, of which he owns all of the outstanding shares.

During the year ended January 2002, Thieme Securities, Inc., which is wholly owned by Heiko H. Thieme, received brokerage commissions from the Fund of approximately 32% of the total commissions paid by the Fund during the fiscal year.


note 3. Investments

During the year ended January 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $394,613 and $431,696 respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of January 31, 2002, there were 250,000,000 shares of $0.001 par value capital stock authorized and the total par value and paid in capital aggregated $3,295,035.

================================================================================
                       AMERICAN HERITAGE GROWTH FUND, INC.
================================================================================
                        FINANCIAL HIGHLIGHTS AND RELATED
                             RATIO/SUPPLEMENTAL DATA
               For a fund share outstanding throughout each period

                                         For fiscal years ended January 31
                                   ---------------------------------------------
                                  2002      2001      2000      1999      1998
                                  ----      ----      ----      ----      ----
Net asset value,
  beginning of period.......    $ 0.16    $ 0.16    $ 0.13    $ 0.14    $ 0.16
Income (loss) from
  investment operations:
     Net investment income
      (loss).........            (0.01)    (0.02)     0.00      0.00      0.00
     Net gains (losses) on
       securities (both
       realized and
       unrealized)..........     (0.05)     0.02      0.03     (0.01)    (0.01)
                               --------  -------    ------   --------  --------
Total from investment
  operations..........           (0.06)     0.00      0.03     (0.01)    (0.01)
Less distributions:
     Dividends (from net
       investment income)...      0.00      0.00      0.00      0.00     (0.01)
     Distributions (from
       capital gains)...          0.00      0.00      0.00      0.00      0.00
                                ------    ------    ------    ------    ------
Net asset value, end of
  period............            $ 0.10    $ 0.16    $ 0.16    $ 0.13    $ 0.14

                                ======    ======    ======    ======    ======
Total return................    (37.50)%    0.00%    23.08%    (7.14)%   (9.00)%

Ratios/Supplemental data:
Net assets, end of period... $ 299,845 $ 555,393 $ 663,825 $ 870,880 $1,162,294
Ratio of expenses to
  average net assets...          14.70%    12.41%     4.83%     2.50%     2.67%
Ratio of net loss to
  average net assets...         (14.30)%  (10.95)%   (3.18)%    (.94)%   (1.25)%
Portfolio turnover rate.....    154.30%   212.83%   418.34%   274.25%   172.20%


The accompanying notes are an integral part of these financial statements.

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors and Shareholders
American Heritage Growth Fund, Inc.
New York, NY

I have audited the accompanying statement of assets and liabilities of The American Heritage Growth Fund, Inc., including the schedule of investments in securities, as of January 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights and related ratios/supplemental data for the year ended January 31, 2002. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the fund's management. My responsibility is to express an opinion on these financial statements and the financial highlights and related ratios/supplemental data based on my audit. The financial statements for the year ended January 31, 2001 and the financial highlights and related ratios/supplemental data for each of the four periods ended January 31 were audited by Larson, Allen, Weishair & Co., LLP whose auditors' report, dated May 10, 2001, expressed an unqualified opinion on those statements.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. My procedures included confirmation of securities owned as of January 31, 2002, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of the American Heritage Growth Fund, Inc. as of January 31, 2002, the results of its operations for the year then ended, the changes in its net assets, the financial highlights and related ratios/supplemental data for the period indicated, in conformity with generally accepted accounting principles.


                                                  /s/ William A. Meyler
                                                  William A. Meyler, P.C.


Middletown, NJ
April 17, 2002